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                                                                       Exhibit 4


            CHARTERED UNDER THE LAWS OF THE UNITED STATES OF AMERICA

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                      Partners Trust Financial Group, Inc.
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                          FULLY PAID AND NON-ASSESSABLE
                              PAR VALUE $0.10 EACH

                                                 THE SHARES REPRESENTED BY THIS
                                                   CERTIFICATE ARE SUBJECT TO
                                                 RESTRICTIONS, SEE REVERSE SIDE

THIS CERTIFIES that                                             is the owner of

                            SHARES OF COMMON STOCK OF

                      Partners Trust Financial Group, Inc.
                              a Federal corporation

     The shares evidenced by this certificate are transferable only on the books of Partners Trust Financial Group, Inc. by the holder hereof, in person or by attorney, upon surrender of this certificate properly endorsed. The capital stock evidenced hereby is not an account of an insurable type and is not insured by the Federal Deposit Insurance Corporation or any other Federal or state governmental agency.

     IN WITNESS WHEREOF, Partners Trust Financial Group, Inc. has caused this certificate to be executed, by the facsimile signatures of its duly authorized officers and has caused a facsimile of its seal to be hereunto affixed.

By ____________________________       [SEAL]      By ___________________________
   STEVEN A. COVERT                                  JOHN A. ZAWADZKI,
   CORPORATE SECRETARY                               PRESIDENT AND
                                                     CHIEF EXECUTIVE OFFICER

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     The Board of Directors of Partners Trust Financial Group, Inc. (the
"Company") is authorized by resolution or resolutions, from time to time adopted, to provide for the issuance of more than one class of stock, including preferred stock in series, and to fix and state the voting powers, designations, preferences, limitations and restrictions thereof. The Company will furnish to any shareholder upon request and without charge a full description of each class of stock and any series thereof.

     The shares represented by this Certificate may not be cumulatively voted on any matter.

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM - as tenants in
                common         UNIF GIFT MIN ACT - __________ Custodian
                                                   (Cust)                (Minor)

     TEN ENT - as tenants by the entireties

                                               Under Uniform Gifts to Minors Act

     JT TEN  - as joint tenants with right
               of survivorship and not as      _________________________________
               tenants in common(State)

     Additional abbreviations may also be used though not in the above list

For value received, _____________________ hereby sell, assign and transfer unto

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PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER


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          (please print or typewrite name and address including postal zip code of assignee)


                                                                       Shares of
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the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________
Attorney to transfer the said shares on the books of the within named corporation with full power of substitution in the premises.

Dated, _____________________________

In the presence of                               Signature:

                                                 _______________________________


NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.